UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2015

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 East Kendall Street Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 299-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and the exhibit attached hereto contain forward-looking statements of AVEO Pharmaceuticals, Inc. (“AVEO” or the “Company”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K and the exhibit attached hereto, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s plans to leverage biomarkers and pursue strategic partnerships for certain of its assets, including AVEO’s plans to develop a commercial scale biomarker for tivozanib; AVEO’s goals and business strategy and its ability to optimize its resources; the timing and results of preclinical and clinical trials; the timing and response of meetings with regulatory authorities; AVEO’s approach to treat cachexia and estimates about AVEO’s cash runway.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that AVEO makes in this Form 8-K and the exhibit attached hereto due to a number of important factors, including risks and uncertainties inherent in pharmaceutical research and development, such as those related to: AVEO’s ability to successfully implement its restructuring and strategic plans; AVEO’s ability to successfully develop, test and gain regulatory approval of its product candidates; AVEO’s ability to develop a commercializable companion diagnostic assay for tivozanib; AVEO’s ability to obtain necessary financing to continue its operations; AVEO’s ability to establish and maintain new strategic partnerships; AVEO’s ability to obtain, maintain and enforce intellectual property rights; competition; AVEO’s dependence on its strategic partners and other third parties; unplanned capital expenditures; adverse economic conditions; and those risk factors discussed in the “Risk Factors” and elsewhere in AVEO’s Annual Report on Form 10-K for the year ended December 31, 2014, and other periodic filings AVEO makes with the U.S. Securities and Exchange Commission. The forward-looking statements in this Form 8-K and the exhibit attached hereto represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and development will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 7.01.	REGULATION FD.

From time to time, the Company intends to conduct meetings with third parties in which its current corporate slide presentation is presented. A copy of this slide presentation, dated April 2015, is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	OTHER EVENTS.

On April 7, 2015, the Company entered into a service contract with Myriad RBM, Inc. (“Myriad”), pursuant to which Myriad will assist the Company to identify a neuropilin-1 (“NRP-1”) antibody comparable to the research antibody used in the analysis of the final results from the phase 2 BATON-CRC study which could be suitable for the development of a commercializable companion diagnostic assay for tivozanib in colorectal cancer.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

Date: April 8, 2015

By:	/s/ Michael Bailey
Michael Bailey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Presentation Slide Deck dated April 2015